                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Under Rule 14a-12

                                  netGuru, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:
          ______________________________________________________________________

      (2) Aggregate number of securities to which transaction applies:
          ______________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          ______________________________________________________________________

      (4) Proposed maximum aggregate value of transaction:
          ______________________________________________________________________

      (5) Total fee paid:
          ______________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount Previously Paid:
          ______________________________________________________________________

      (2) Form, Schedule or Registration Statement No.:
          ______________________________________________________________________

      (3)  Filing Party:
          ______________________________________________________________________

      (4)  Date Filed:
          ______________________________________________________________________

                                  NETGURU, INC.
                            22700 SAVI RANCH PARKWAY
                          YORBA LINDA, CALIFORNIA 92887

                                November 12, 2004

To Our Stockholders:

         You are cordially invited to attend the 2004 annual meeting of stockholders of netGuru, Inc., which will be held at 10:00 a.m. on December 13, 2004, at our executive offices located at 22700 Savi Ranch Parkway, Yorba Linda, California 92887. All holders of our outstanding common stock as of the close of business on October 22, 2004 are entitled to vote at the annual meeting.

         Enclosed are a copy of the notice of annual meeting of stockholders, a proxy statement and a proxy card. A current report on our business operations will be presented at the meeting, and stockholders will have an opportunity to ask questions.

         We hope you will be able to attend the annual meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the annual meeting.

                                                     Sincerely,

                                                     /s/ Amrit K. Das
                                                     ----------------
                                                     Amrit K. Das
                                                     Chief Executive Officer

                                  NETGURU, INC.
                            22700 SAVI RANCH PARKWAY
                          YORBA LINDA, CALIFORNIA 92887

                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 13, 2004

                                 --------------

         NOTICE IS HEREBY GIVEN that the 2004 annual meeting of stockholders of netGuru, Inc. will be held at 10:00 a.m. local time, on December 13, 2004, at our executive offices located at 22700 Savi Ranch Parkway, Yorba Linda, California 92887, for the following purposes:

         1.       To elect five nominees to our board of directors;

         2. To ratify the appointment of Haskell & White LLP, independent auditors, to audit our consolidated financial statements for the fiscal year ending March 31, 2005; and

         3. To transact such other business as may properly come before the annual meeting or any adjournments or postponements of the meeting.

         Our board of directors has fixed the close of business on October 22, 2004, as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. Only holders of our common stock at the close of business on the record date are entitled to vote at the meeting.

         A list of stockholders entitled to vote at the meeting will be available for inspection at our executive offices. Stockholders attending the meeting whose shares are held in the name of a broker or other nominee should bring with them a proxy or letter from that firm confirming their ownership of shares.
                                            By Order of the Board of Directors

                                            /s/ Amrit K. Das
                                            ----------------
                                            Amrit K. Das
                                            Chief Executive Officer

Yorba Linda, California
November 12, 2004

                             YOUR VOTE IS IMPORTANT

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, EVEN IF YOU DO PLAN TO ATTEND, PLEASE PROMPTLY FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE. RETURNING A SIGNED PROXY CARD WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING, IF YOU SO DESIRE, BUT WILL HELP US SECURE A QUORUM AND REDUCE THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Introduction ...........................................................     2

Proposal 1 - Election of Directors .....................................     5

Proposal 2 - Ratification of Appointment of Independent Auditors .......    20

Other Matters ..........................................................    22

Annual Report on Form 10-KSB ...........................................    22

Stockholder Proposals ..................................................    23

Appendix A - Amended and Restated Audit Committee Charter ..............    A1

Appendix B - Amended and Restated Compensation Committee Charter... ....    B1

Appendix C - Amended and Restated Nominating and Corporate
             Governance Committee Charter ..............................    C1

                                  NETGURU, INC.
                            22700 SAVI RANCH PARKWAY.
                          YORBA LINDA, CALIFORNIA 92887

                                 --------------

                                 PROXY STATEMENT

                       2004 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 13, 2004

                                 --------------

                                  INTRODUCTION

DATE, TIME, PLACE AND PURPOSE

         This proxy statement is being furnished to holders of common stock of netGuru, Inc., a Delaware corporation, in connection with the solicitation of proxies by our board of directors for use at the 2004 annual meeting of our stockholders to be held at 10:00 a.m. local time on December 13, 2004, at our executive offices located at 22700 Savi Ranch Parkway, Yorba Linda, California 92887, and at any adjournments or postponements of the meeting. At the annual meeting, stockholders will be asked to consider and vote upon the proposals described in the accompanying notice of meeting and any other matters that may properly come before the meeting. We anticipate that this proxy statement and accompanying proxy card will first be mailed on or about November 19, 2004 to all stockholders entitled to vote at the annual meeting.

VOTING RIGHTS AND VOTES REQUIRED FOR APPROVAL

         We have one class of capital stock outstanding, common stock. At the close of business on October 22, 2004, the record date for determining stockholders entitled to notice of and to vote at the annual meeting, we had issued and outstanding 18,837,154 shares of common stock held by 116 holders of record. Each share of common stock entitles the holder of that share to one vote on any matter coming before the annual meeting and any adjournments or postponements of the annual meeting.

         Under Delaware law and our bylaws, a majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at a meeting of stockholders. Shares of our common stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the meeting.

         An "abstention" is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. "Broker non-votes" are shares of voting stock held in record name by brokers and nominees concerning which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter.

         Votes cast at the meeting will be tabulated by the person or persons appointed by us to act as inspectors of election for the meeting. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors, which means that the five candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them will be elected. In all matters other than the election of directors, unless otherwise expressly provided by applicable statute or by our certificate of incorporation or bylaws, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the proposal will constitute the act of the stockholders.

         On proposals such as proposal 2, which require for approval the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the proposal, abstentions but not broker non-votes will be treated as shares present and entitled to vote on the proposal. Applying that standard, an abstention will be counted as a vote "against" the proposal, and a broker non-vote will reduce the absolute number (although not the percentage) of the affirmative votes needed for approval of the proposal. However, broker non-votes will be treated as shares present and entitled to vote on any other proposals that are properly brought before the meeting if applicable statutes or our certificate of incorporation or bylaws require for approval of the proposals the affirmative vote of a majority of the outstanding shares.

SOLICITATION OF PROXIES

         The proxy card accompanying this proxy statement is solicited on behalf of our board of directors for use at the meeting. Stockholders are requested to complete, date and sign the accompanying proxy card and promptly return it in the accompanying envelope or otherwise mail it to us. All proxies that are properly executed and returned, and that are not revoked, will be voted at the meeting in accordance with the instructions indicated on the proxies or, if no direction is indicated, "for" each of the proposals described on the proxy card.

         A stockholder who has given a proxy may revoke it at any time before it is exercised at the meeting, by:

         o delivering to our secretary (by any means, including facsimile), a written notice, bearing a date later than the date of the proxy, stating that the proxy is revoked;

         o signing and delivering to our secretary (by any means, including facsimile) a proxy relating to the same shares and bearing a later date prior to the vote at the meeting; or

         o attending the meeting and voting in person (although attendance at the meeting will not, by itself, revoke a proxy).

         Our board of directors does not presently intend to bring any business before the meeting of our stockholders other than the proposals referred to in this proxy statement and specified in the notice of meeting. So far as is known to our board of directors, no other matters are to be brought before the meeting. As to any business that may properly come before the meeting, however, it is intended that shares represented by proxies held by management will be voted in accordance with the judgment of the persons voting the shares.

         We contemplate that the solicitation of proxies will be made primarily by mail. We will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of shares of our common stock and will reimburse them for their expenses in so doing. We have no present plans to hire special employees or paid solicitors to assist us in obtaining proxies, but we reserve the right to do so if we believe it is necessary to secure a quorum.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

         Our board of directors recommends that our stockholders vote "for" each of the proposals described in this proxy statement and the accompanying notice of meeting.

         THE PROPOSALS TO BE VOTED UPON AT THE MEETING ARE DISCUSSED IN DETAIL IN THIS PROXY STATEMENT. YOU ARE STRONGLY URGED TO READ AND CONSIDER CAREFULLY THIS PROXY STATEMENT IN ITS ENTIRETY.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         Our bylaws provide that our board of directors shall consist of not less than five nor more than eight directors, with the exact number of directors that constitutes our board of directors to be set by our board of directors subject to the provisions of our certificate of incorporation. The number of directors on our board of directors is set at five, and there are no vacancies on our board of directors.

         Directors are elected annually and hold office until the next annual meeting of stockholders or until their respective successors are elected and qualified. It is intended that the proxies solicited by the board of directors will be voted "for" election of the five nominees listed in this proxy statement unless a contrary instruction is made on the proxy. If, for any reason, one or more of these nominees is unavailable as a candidate for director, an event that we do not anticipate, the proxies held by management may be voted for a substitute nominee or nominees, if any, as recommended by management. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named. All of the nominees for director are currently directors of netGuru.

DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

         Set forth below is certain information regarding our directors, who are all nominees for re-election, and our executive officers.

                 NAME                AGE                                  POSITION
                 ----                ---                                  --------
Amrit K. Das                          58      Chairman of the Board, Chief Executive Officer, President and
                                                   Director and Director Nominee
Santanu K. Das                        31      Executive Vice President, Chief Operating Officer and Director
                                                   and Director Nominee
Bruce K. Nelson                       50      Chief Financial Officer
Clara Y.M. Young                      50      Corporate Vice President, Chief Administrative Officer and
                                                   Secretary
Stephen W. Owen                       45      Corporate Vice President, President of European Operations
Benedict A. Eazzetta (1)(2)           41      Director and Director Nominee
D. Dean McCormick III (1)(2)          51      Director and Director Nominee
Stanley W. Corbett (1)                71      Director and Director Nominee


----------

(1) Member of Audit Committee and member of Compensation Committee.
(2) Member of Nominating and Corporate Governance Committee.

         AMRIT K. DAS is the founder of our company and has served as our chief executive officer and chairman of our board of directors since our inception in 1981 and as president since November 2003. Mr. Das also served as our president from our inception until March 1999. Mr. Das holds a B.S. in Civil/Structural Engineering from Calcutta University, India and an M.S. in Structural Engineering from the University of South Carolina.

         SANTANU K. DAS has served as our executive vice president and chief operating officer and as a director since November 2003. Prior to that, he served as corporate vice president and president of engineering and collaborative software from April 2002 to November 2003, as our vice president of new technology from July 1999 to November 2003 and as a director from

September 1996 to July 2003. Prior to that, Mr. Das served as our corporate vice president and president of engineering and animation software and ASP from January 2001 to March 2002. Prior to that, Mr. Das served as our engineering analyst for new technology from January 1997 until June 1999, and as a part-time programmer for our company from 1991 to 1996. Mr. Das holds a B.S. in Structural Engineering from the University of Southern California and an M.S. in Structural Engineering from the Massachusetts Institute of Technology. Santanu K. Das is the son of Amrit K. Das.

         BRUCE K. NELSON has served as our chief financial officer since April 2002. Prior to joining us, Mr. Nelson served as the chief financial officer of Millennium Information Technologies, Inc. from 1997 to April 2002. From 1992 to 1997, he was a co-founder and the president of Comprehensive Weight Management, a healthcare marketing company. From 1985 to 1992, Mr. Nelson served as the treasurer of Comprehensive Care Corporation, a publicly traded national service company. Mr. Nelson holds a B.S. in Finance from the University of Southern California and a M.B.A. from Bryant College in Smithfield, Rhode Island.

         CLARA Y. M. YOUNG has served as our corporate vice president and chief administrative officer since January 2001 and as our secretary since March 2001. Ms. Young has served as our vice president, administration since December 1987. Prior to that, Ms. Young served as program analyst with The Technical Group, Inc., from December 1982 to December 1987. Ms. Young holds a B.S. in Computer Science from California State University, Fullerton.

         STEPHEN W. OWEN has served as our corporate vice president since September 2001 and as president of European operations since October 1999. He served as a director of netGuru from September 2001 to July 2003. Prior to that, he served as our director of European operations from 1987 to 1999. Mr. Owen holds a B.S. in Civil Engineering from the University College Swansea, United Kingdom and is a Chartered Engineer for both Civil and Marine Technology Engineering.

         STANLEY W. CORBETT has served as one of our directors since July 2002. Mr. Corbett is a manufacturing executive in the aerospace industry. Since 1989, Mr. Corbett has been providing consulting services for software system implementations to first and second tier defense contractors as well as commercial manufacturers. As a consultant, he also has provided solutions to a large variety of manufacturing problems. Mr. Corbett holds a B.S. in Mechanical Engineering from Lehigh University and an M.S. in Industrial Engineering from Stanford University. He has also completed the University of California at Los Angeles Executive Program.

         BENEDICT A. EAZZETTA has served as president of Intergraph Public Safety, Inc., a division of Intergraph Corporation (Nasdaq NM:INGR) since August 2004. Prior to that he served as chief operating officer of Intergraph Process Power & Offshore, an engineering software and services business segment of Intergraph Corporation and as executive vice president of Intergraph Corporation since May 2001. He co-founded and then served from January 2000 to April 2001 as vice president of product management for Industria Solutions, a privately held software and services company. Mr. Eazzetta served as an engineering executive at ExxonMobil from January 1996 to January 2000. Prior to that, he served in several engineering, staff and management positions, including downstream planning and development, economics and planning, and various operational supervisory roles. Mr. Eazzetta earned a B.S. degree in Nuclear Engineering and an M.S. degree in Mechanical Engineering from Georgia Tech.

         D. DEAN MCCORMICK III is a certified public accountant and has been president of the consulting and accounting firm of McCormick Consulting, Inc. since July 1993. Mr. McCormick has been a member of the Forum for Corporate Directors since June 2003 and an advisor to the Family Business Program at the University of Southern California since September 2003. He served as president of the Orange County Chapter of the Association for Corporate Growth from 1995 to 1996. Mr. McCormick holds a B.A. degree in Economics from the University of Redlands and an M.B.A. from the University of Southern California.

TERM OF OFFICE AND FAMILY RELATIONSHIPS

         Our directors hold office until the next annual stockholders' meeting, until their respective successors are elected or until their earlier death, resignation or removal. Our officers are appointed by, and serve at the discretion of, our board of directors. Mr. Santanu K. Das, a director and director nominee, is the son of our chairman, director and director nominee, Mr. Amrit K. Das.

BOARD OF DIRECTORS AND COMMITTEES

         Our board of directors held five meetings during the fiscal year ended March 31, 2004, and took action by unanimous written consent on three occasions. Our board of directors currently has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. During the fiscal year ended March 31, 2004, no incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the board of directors held during the period for which he was a director and the total number of meetings held by all committees of the board on which he served during the periods that he served.

         AUDIT COMMITTEE

         Our Audit Committee is responsible for the appointment of our independent auditors, reviews the results and scope of the audit and other services provided by our independent auditors, reviews our consolidated financial statements for each interim period, and reviews and evaluates our internal control functions. Our Audit Committee is governed by a written charter, which was amended and restated on October 7, 2004. A copy of the amended and restated audit committee charter is attached to this proxy statement as APPENDIX A and is available on our Internet site at the following address: http://www.netguru.com/netGuruPolicies.asp.

         Prior to July 25, 2003, our Audit Committee consisted of Stanley W. Corbett, Garret Vreeland and Dr. Singhvi. Since July 25, 2003, our Audit Committee has consisted of Messrs. Corbett, Eazzetta and McCormick, with Mr. McCormick holding the position of chairman of that committee. Our board of directors has determined that Mr. D. Dean McCormick is an "audit committee financial expert" and meets the NASD's professional experience requirements, and that each of the members of our Audit Committee is "independent" within the meaning of NASD Marketplace Rule 4200(a)(15). Our Audit Committee held three meetings during the fiscal year ended March 31, 2004.

         COMPENSATION COMMITTEE

         Our Compensation Committee makes recommendations to our board of directors concerning salaries and incentive compensation for our employees and consultants and also selects the persons to receive options under our stock option plans and establishes the number of shares, exercise price, vesting period and other terms of the options granted under these plans. Since July 25, 2003, our Compensation Committee has consisted of Messrs. McCormick, Eazzetta and Corbett, with Mr. Eazzetta holding the position of chairman of that committee. Our board of directors has determined that each member of the Compensation Committee meets NASD independence requirements.

         Prior to July 25, 2003, we had a Stock Option Committee that consisted of Messrs. Amrit Das, Chatterjee and Vreeland and a Compensation Committee that consisted of Messrs. Amrit Das, Chatterjee and Vreeland. Neither the Compensation Committee nor the Stock Option Committee held any meetings during the fiscal year ended March 31, 2004; however, our board of directors took action relating to our stock option plans by written consent on two occasions during the fiscal year ended March 31, 2004. No executive officer of netGuru has served as a director or member of the compensation committee of any other entity whose executive officers served as a director of netGuru.

         On October 7, 2004, our Compensation Committee, which had been named "Compensation and Stock Option Committee" since July 25, 2003, was renamed "Compensation Committee" and adopted an amended and restated charter that is attached to this proxy statement as APPENDIX B and is available on our Internet site at http://www.netguru.com/netGuruPolicies.asp.

         NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

         New Nasdaq rules require that board of director nominees must be either selected, or recommended for the board's selection, by either a nominating committee comprised solely of independent directors or by a majority of our independent directors. Effective as of April 30, 2004, we formed the Nominating and Corporate Governance Committee to be composed entirely of non-employee directors who meet Nasdaq independence standards. The committee currently is comprised of Messrs. Eazzetta and McCormick, with Mr. Eazzetta serving as committee chairman. The Nominating and Corporate Governance Committee assists our board of directors with its nominating function and with reviewing and evaluating our compliance with corporate governance requirements as described in the committee's charter referenced below.

         The committee utilizes a variety of methods for identifying and evaluating nominees for director, including candidates that may be referred by our stockholders. Stockholders who desire to recommend candidates for the board for evaluation may do so by contacting us in writing, identifying the potential candidate and providing background information. See "Security Holder Communications with Our Board of Directors." Candidates may also come to the attention of the committee through current board members, professional search firms and other persons. In evaluating potential candidates, the committee will take into account a number of factors, including among others, the following:

         o        independence from management;

         o        whether the candidate has relevant business experience;

         o        judgment, skill, integrity and reputation;

         o        existing commitments to other businesses;

         o        corporate governance background;

         o financial and accounting background, to enable the Nominating and Corporate Governance Committee to determine whether the candidate would be suitable for Audit Committee membership; and

         o        the size and composition of the board.

The committee operates pursuant to an amended and restated charter approved by our board of directors and the committee. A copy of the charter is attached as APPENDIX C to this proxy statement and is available on our Internet site at http://www.netGuru.com/netGuruPolicies.asp.

DIRECTORS' COMPENSATION

         From July 2003 to December 2003, Messrs. McCormick, Eazzetta and Corbett, our non-employee directors, were eligible to receive $1,000 per month, each, in consideration for their services on our board of directors. In January 2004, this amount was increased to $1,500 per month. Directors are reimbursed for certain expenses in connection with attendance at board of directors and committee meetings. We may also periodically award options to our directors under our existing stock option plans and otherwise.

         During the fiscal year ended March 31, 2004, we granted fully vested non-qualified stock options to purchase 6,000 shares of common stock each to D. Dean McCormick III and Benedict A. Eazzetta, upon their appointment to our board. The options have an exercise price of $1.28 per share (which price was the fair market value of a share of our common stock on the date of the grant), vested immediately on the date of the grant, which was August 7, 2003, and expire August 7, 2013.

SECURITY HOLDER COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

         Our board of directors has established a process to receive communications from security holders. Security holders and other interested parties may contact any member (or all members) of our board of directors, or the independent directors as a group, any committee of our board of directors or any chair of any such committee, by mail or electronically. To communicate with our board of directors, any individual directors or any group or committee of directors, correspondence should be addressed to our board of directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o Secretary" at 22700 Savi Ranch Parkway, Yorba Linda, California 92887. To communicate with any of our directors electronically, security holders should send an e-mail "c/o Secretary," at info@netguru.com.

         All communications received as set forth in the preceding paragraph will be opened by our Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for our board of directors will be forwarded promptly to the addressee. In the case of communications to our board of directors or any group or committee of directors, our Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

POLICY WITH REGARD TO BOARD MEMBERS' ATTENDANCE AT ANNUAL MEETINGS

         It is our policy that our directors are invited and encouraged to attend all of our annual meetings. At the time of our 2003 annual meeting of stockholders, we had five directors, all of whom were in attendance at our 2003 annual meeting of stockholders.

CODE OF BUSINESS CONDUCT AND ETHICS

         Our code of business conduct and ethics, as approved by our board of directors, can be obtained from our Internet site at http://www.netGuru.com/netGuruPolicies.asp.

         We intend to satisfy the disclosure requirement under Item 10 of Form 8-K relating to amendments to or waivers from provisions of the code that relate to one of more of the items set forth in Item 406(b) of Regulation S-B, by describing on our Internet site, within five business days following the date of a waiver or a substantive amendment, the date of the waiver or amendment, the nature of the amendment or waiver, and the name of the person to whom the waiver was granted.

         Information on our Internet site is not, and shall not be deemed to be, a part of this proxy statement or incorporated into any other filings we make with the Securities and Exchange Commission.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our equity securities and to furnish us with copies of all Section 16(a) forms that they file.

         Based solely on a review of copies of the reports furnished to us during the fiscal year ended March 31, 2004 and thereafter, or any written representations received by us from a director, officer or beneficial owner of more than 10% of our equity securities that no other reports were required, we believe that during the 2004 fiscal year, all Section 16(a) filing requirements were met, except that Mr. Peter Kellogg filed a late Form 5 to report two transactions that occurred during fiscal 2003 and a late Form 5 to report a transaction that occurred during fiscal 2004.

BOARD AUDIT COMMITTEE REPORT

         The Audit Committee of netGuru's board of directors reviewed and discussed with the independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and reviewed and discussed the audited consolidated financial statements of netGuru, both with and without management present. In addition, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and netGuru that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. Based upon the Audit Committee's review and discussions with management, the Audit Committee recommended to the board of directors that the audited consolidated financial statements of netGuru be included in netGuru's annual report on Form 10-KSB for the fiscal year ended March 31, 2004, for filing with the Securities and Exchange Commission. The Audit Committee also recommended appointment of new independent auditors, and the board of directors concurred with such selection.

                                            AUDIT COMMITTEE:

                                            D. Dean McCormick III, Chairman
                                            Stanley W. Corbett
                                            Benedict A. Eazzetta

EXECUTIVE COMPENSATION

         The following table sets forth information concerning the annual and long-term compensation for services rendered during the last three fiscal years to our company in all capacities as an employee by our Chief Executive Officer and our other executive officers whose aggregate cash compensation exceeded $100,000 (collectively, the "named executive officers") during fiscal 2004 shown below. Amrit K. Das and Santanu K. Das accepted the additional positions of President and Chief Operating Officer, respectively, when Jyoti Chatterjee resigned from those positions in November 2003.

                                                              SUMMARY COMPENSATION TABLE
                                         ----------------------------------------------------------------------

                                               ANNUAL COMPENSATION                LONG-TERM COMPENSATION
                                         --------------------------------    ----------------------------------
                                                                                AWARDS           PAYOUTS
                                                                                ------           -------
                                                                              SECURITIES
                                                         OTHER ANNUAL         UNDERLYING          ALL OTHER
           NAME AND             FISCAL      SALARY      COMPENSATION (1)        OPTIONS         COMPENSATION
      PRINCIPAL POSITION         YEAR         ($)             ($)                 (#)                ($)
      ------------------         ----    -------------- -----------------    --------------   ----------------
Amrit K. Das                    2004        330,462             ---               ---            12,324   (3)
   Chairman, Chief Executive    2003        335,513          34,259 (2)           ---            15,524   (4)
   Office, President            2002        348,923          43,024 (2)           ---            18,599   (5)

Jyoti Chatterjee                2004        158,198              ---            200,000          62,799   (6)
   Former President, Former     2003        214,665              ---              ---            13,756   (7)
   Chief Operating Officer      2002        223,062             ---               ---            15,128   (8)

Clara Y.M. Young                2004        126,231             ---             12,000            3,910   (9)
   Corp. Vice President,        2003        128,682             ---               ---             6,340  (10)
   Chief Administrative         2002        133,962             ---               ---            11,305  (11)
   Officer

Stephen W. Owen                 2004        157,477             ---               ---               767 (13)
   Corporate Vice President,    2003        142,610             492 (12)          ---               680 (13)
   President, European          2002        169,043           5,100 (12)          ---               646 (13)
   Operations

Santanu K. Das                  2004        121,615             ---               ---             8,750 (14)
    Executive Vice President,   2003        120,150             ---               ---            11,242 (15)
    Chief Operating Officer     2002        124,616             ---               ---            15,992 (16)


------------
(1) The costs of certain benefits are not included because they did not exceed, in the case of each named executive officer, the lesser of $50,000 or 10% of the total annual salary and bonus as reported above.
(2) Represent personal expenses paid on behalf of the named executive officer, none of which expenses exceeded 25% of the total expenses reported.
(3) Includes $6,324 in premiums paid by us pursuant to a split-dollar life insurance policy established for the benefit of Amrit Das and $6,000 in company contributions to the 401(k) plan.
(4) Includes $6,324 in premiums paid by us pursuant to a split-dollar life insurance policy established for the benefit of Amrit Das and $9,200 in company contributions to the 401(k) plan.
(5) Includes $7,499 in premiums paid by us pursuant to a split-dollar life insurance policy established for the benefit of Amrit Das and $11,100 in company contributions to the 401(k) plan.
(6) Includes $1,267 in premiums paid by us pursuant to a life insurance policy established for the benefit of Jyoti Chatterjee, $4,510 in company contributions to the 401(k) plan, and $57,022 in cash payments paid between January 1, 2004 and June 1, 2004 in connection with Mr. Chatterjee's separation and release agreement.
(7) Includes $2,471 in premiums paid by us pursuant to a life insurance policy established for the benefit of Jyoti Chatterjee, $1,689 in premiums paid by us pursuant to a long-term disability insurance policy and $9,596 in company contributions to the 401(k) plan.
(8) Includes $2,471 in premiums paid by us pursuant to a life insurance policy established for the benefit of Jyoti Chatterjee, $1,689 in premiums paid by us pursuant to a long-term disability insurance policy and $10,968 in company contributions to the 401(k) plan.
(9) Includes $400 in premiums paid by us pursuant to a long-term disability insurance policy for the benefit of Clara Young and $3,510 in company contributions to the 401(k) plan.
(10) Includes $400 in premiums paid by us pursuant to a long-term disability insurance policy for the benefit of Clara Young and $5,940 in company contributions to the 401(k) plan.
(11) Includes $400 in premiums paid by us pursuant to a long-term disability insurance policy for the benefit of Clara Young and $10,905 in company contributions to the 401(k) plan.
(12) Represents imputed interest for Stephen Owen's non-interest bearing loan.
(13) Represents premiums paid by us pursuant to a life insurance policy established for the benefit of Stephen Owen.

(14) Includes $5,150 in premiums paid by us pursuant to a life insurance policy established for the benefit of Santanu Das and $3,600 in company contributions to the 401(k) plan.
(15) Includes $5,150 in premiums paid by us pursuant to a life insurance policy established for the benefit of Santanu Das and $6,092 in company contributions to the 401(k) plan.
(16) Includes $5,150 in premiums paid by us pursuant to a life insurance policy established for the benefit of Santanu Das and $10,842 in company contributions to the 401(k) plan.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides information regarding options granted in fiscal 2004 to the named executive officers. We have never granted any stock appreciation rights.

                                                                           PERCENT
                                                                           OF TOTAL
                                                                           OPTIONS
                                                     NUMBER OF            GRANTED TO
                                                     SECURITIES           EMPLOYEES       EXERCISE
                                   GRANT             UNDERLYING           IN FISCAL      PRICE PER      EXPIRATION
            NAME                   DATE           OPTIONS GRANTED          YEAR (1)        SHARE          DATE
            ----                   ----           ---------------          --------        -----          ----
Jyoti Chatterjee............  12/19/2003              200,000 (2)          42.7%           $1.07        5/31/2009
Clara Y.M. Young............  11/17/2003               12,000 (3)           2.6%           $1.44       11/17/2013

------------

(1) Based on options to purchase 468,300 shares granted to our employees during fiscal 2004.
(2) The option was granted pursuant to Mr. Chatterjee's separation agreement and vested and became exercisable in six monthly installments of 33,333 shares each, commencing January 1, 2004.
(3) The option vests and become exercisable in three equal annual installments commencing on the date of grant.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

         The following table provides information regarding the number of shares of our common stock underlying exercisable and unexercisable in-the-money stock options held by the named executive officers and the values of those options at fiscal year-end. An option is "in-the-money" if the fair market value for the underlying securities exceeds the exercise price of the option. The named executive officers did not hold any stock appreciation rights or exercise any options during fiscal 2004.

                                                              NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED OPTIONS       VALUE OF UNEXERCISED IN-THE-MONEY
                            SHARES                            AT FISCAL YEAR-END (#)            OPTIONS AT FISCAL YEAR-END ($)
                         ACQUIRED ON       VALUE         ---------------------------------    ----------------------------------
          NAME           EXERCISE (#)   REALIZED ($)       EXERCISABLE      UNEXERCISABLE      EXERCISABLE        UNEXERCISABLE
          ----           ------------   ------------       -----------      -------------      -----------        -------------
Amrit K. Das                  ---               ---          200,000               ---            308,000                ---

Jyoti Chatterjee              ---               ---          100,000           100,000            154,000            154,000

Clara Y.M. Young              ---               ---           86,000            12,000            132,440             18,480

Stephen W. Owen               ---               ---           92,000               ---            141,680                ---

Santanu K. Das                ---               ---          200,000               ---            308,000                ---


LONG-TERM INCENTIVE PLAN AWARDS

         In fiscal 2004, no awards were made to the named executive officers under long-term incentive plans.

REPRICING OF OPTIONS AND SARS

         No adjustments to or repricing of stock options previously awarded to the named executive officers occurred in fiscal 2004.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         In June 2001, we entered into five-year employment agreements with each of Amrit Das, our chairman, chief executive officer and president; Santanu Das, our chief operating officer and executive vice president; and Clara Young, our corporate vice president, chief administrative officer and secretary.

         The agreements provide that Mr. Amrit Das, Mr. Santanu Das and Ms. Young will receive minimum base annual salaries of $312,000, $120,000, and $117,000, respectively. Each agreement also provides for the grant of an annual bonus in the discretion of the Compensation Committee of the board of directors. The annual salaries may be adjusted upward in the discretion of the Compensation Committee. Each employment agreement will terminate prior to its expiration if the employee dies or becomes permanently disabled, if we cease to conduct business, or at our election for good cause as defined in the agreements. If we terminate an agreement other than for good cause, the employee shall (a) continue to be paid base salary and bonuses for the remainder of the term of the agreement, (b) continue to receive all benefits and perquisites which he or she had been receiving immediately prior to such termination for the remainder of the term of the agreement, and (c) be immediately vested in all stock options to which he or she would have been entitled during the full term of the agreement had the termination not occurred.

         Each of the agreements contains provisions for confidentiality and assignments of intellectual property rights. In addition, each of the agreements prohibits the employees from competing with us and from recruiting our employees, suppliers or independent contractors within one year after termination of the agreements.

         In June 2001, we entered into a five-year employment agreement with Jyoti Chatterjee, our then President and Chief Operating Officer. The agreement provided for a minimum base annual salary of $208,000 and contained terms similar to the other employment agreements discussed above. Mr. Chatterjee resigned from his positions with us effective November 12, 2003. In connection with his resignation, we entered into a separation and release agreement pursuant to which we made cash payments to Mr. Chatterjee aggregating $57,022 between January 1, 2004 and June 1, 2004, and we granted to Mr. Chatterjee a non-qualified stock option as described in the above "Option Grants in Last Fiscal Year" table. The separation and release agreement contains mutual general releases between us and Mr. Chatterjee and a covenant by Mr. Chatterjee to not accept employment or provide consulting services for any company that manufactures structural software for analysis and design of structures in direct competition with our STAAD.Pro software.

         In December 2003, Amrit Das voluntarily agreed to reduce his annual salary by $100,000, effective April 2004. The $100,000 is to be used toward the expansion of our engineering business process outsourcing (EBPO) services, which Mr. Das is managing from India. Every pay period, $3,846 is transferred into a separate bank account set aside specifically for EBPO service expenses. We anticipate that after our EBPO services reach annual targeted revenues, we may award Mr. Das in future periods all or any portion of the amount by which his salary has been reduced.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     GENERAL

         As of the close of business on the record date, October 22, 2004, 18,837,154 shares of our common stock were outstanding. The following table sets forth information as of that date regarding the beneficial ownership of our common stock by:

         o        each of our directors and director nominees;

         o each of our current named executive officers listed in the summary compensation table;

         o        all of our directors and executive officers as a group; and

         o each person known by us to beneficially own 5% or more of the outstanding shares of our common stock as of the date of the table.

         Except as indicated below, the address for each named beneficial owner is the same as ours. The information with respect to each person is as supplied or confirmed by such person or based upon statements filed with the Securities and Exchange Commission. The inclusion of shares in this table as beneficially owned is not an admission of beneficial ownership. Percentages shown as an asterisk represent less than 1.00%.

         Beneficial ownership is determined in accordance with Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, and generally includes voting or investment power with respect to securities. Except as indicated below, we believe each holder possesses sole voting and investment power with respect to all of the shares of common stock shown below as owned by that holder, subject to community property laws where applicable. In computing the number of shares beneficially owned by a holder and the percentage ownership of that holder, shares of common stock subject to options or warrants or underlying notes held by that holder that are currently exercisable or convertible or are exercisable or convertible within 60 days after the date of the table are deemed outstanding. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person or group.

     SHARES BENEFICIALLY OWNED BY LAURUS MASTER FUND, LTD.

         Laurus Master Fund, Ltd. ("Laurus") is a security holder named in the table below. Laurus holds a warrant to purchase up to 200,000 shares of our common stock ("2002 Warrant") and a convertible note ("2002 Note") that we issued in December 2002. Laurus also holds a warrant to purchase up to 180,000 shares of our common stock ("2003 Warrant") and a convertible note ("2003 Note") that we issued in July 2003 in connection with a revolving credit facility.

         Each of the 2002 Warrant and the 2003 Warrant (together, the "Laurus Warrants") is exercisable at various fixed exercise prices. The exercise prices of and number of shares underlying the Laurus Warrants are subject to anti-dilution adjustments in connection with mergers, acquisitions, stock splits, dividends and the like.

         Each of the 2002 Note and the 2003 Note (together, the "Laurus Notes") is convertible at a fixed conversion price of $1.30 per share, subject to anti-dilution adjustments in connection with mergers, acquisitions, stock splits, dividends and the like, and in connection with future issuances of our common stock at prices per share below the then-applicable conversion price. However, under certain circumstances, such as if we are in default under the Laurus Notes or if a conversion occurs pursuant to a call notice, an alternate conversion price based on a discount from the market price of our common stock may apply. As of the date of the table, the outstanding principal balances of the 2002 Note and the 2003 Note were $80,000 and $1,960,000, respectively. For purposes of calculating the number of shares shown in the table as underlying Laurus Notes, we have used a conversion price of $1.30.

         Laurus is subject to various beneficial ownership and conversion volume limitations with regard to the Laurus Notes and the Laurus Warrants. Laurus may not on any given date exercise or convert these instruments if, and to the extent, that the exercise or conversion would result in the issuance of a number of shares of common stock with a dollar value that exceeds 25% of the aggregate dollar trading volume of our common stock during the preceding 30 trading days. However, Laurus may make a series of smaller exercises or conversions that do not exceed this limitation.

         In addition, Laurus is subject to a contractual 4.99% beneficial ownership limitation that prohibits Laurus from converting the Laurus Notes and the Laurus Warrants if and to the extent that the conversion or exercise would result in Laurus, together with its affiliates, beneficially owning more than 4.99% of our outstanding common stock. However, this 4.99% limitation automatically becomes void upon an event of default under the Laurus Notes, and can be waived by Laurus upon 75 days' advance notice to us. In addition, this 4.99% limitation does not prevent Laurus from converting the Laurus Notes into or exercising the Laurus Warrants for shares of common stock and then reselling those shares in stages over time where Laurus and its affiliates do not, at any given time, beneficially own shares in excess of the 4.99% limitation. Further, a contractual limitation that prohibits Laurus from converting the Laurus Notes or exercising the Laurus Warrants if, and to the extent, the conversion or exercise would result in Laurus and its affiliates beneficially owning more than 3,565,514 shares of our common stock, will be removed if and when we obtain stockholder approval at Laurus' request or if an exemption from applicable Nasdaq corporate governance rules becomes available.

         To our knowledge, Laurus has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by it, except that Laurus Capital Management, LLC, a Delaware limited liability company, may be deemed a control person of the shares held by Laurus. David Grin and Eugene Grin are the principals of Laurus Capital Management, LLC, and their address is 152 West 57th Street, New York, New York 10019.


     Name and Address                         Amount and Nature of Beneficial            Percent of Class
     of Beneficial Owner                      Ownership of Common Stock                  of Common Stock
     -------------------                      -------------------------                  ---------------
     Amrit K. Das                                    2,770,018 (1)                            14.55%

     Santanu Das                                     2,750,900 (2)                            14.45%

     Clara Young                                       129,372 (3)                              *

     Stephen Owen                                      175,524 (4)                              *

     D. Dean McCormick III                               6,000 (5)                              *

     Benedict A. Eazzetta                                6,000 (5)                              *

     Stanley W. Corbett                                 12,000 (5)                              *

                                      -15-






     Name and Address                         Amount and Nature of Beneficial            Percent of Class
     of Beneficial Owner                      Ownership of Common Stock                  of Common Stock
     -------------------                      -------------------------                  ---------------

     Peter Kellogg                                   3,835,800 (6)                            20.36%

     Sormistha Das                                   1,874,924 (7)                             9.93%

     Laurus Master Fund, Ltd.                        1,969,428 (8)                             9.47%

     All directors and executive
      officers as a group (8
      persons)                                       5,899,814 (9)                            30.25%

---------------
(1) Includes 1,279,759 shares of common stock held by the A. and P. Das Living Trust, of which trust Amrit Das is the trustee, and 200,000 shares of common stock underlying options. Also includes 50,000 shares of common stock held by the Purabi Das Foundation, Inc., of which foundation Amrit Das is the trustee. Mr. Das disclaims beneficial ownership of the shares held by the foundation.
(2)    Includes 200,000 shares of common stock underlying options.
(3)    Includes 90,000 shares of common stock underlying options.
(4) Includes 38,202 shares of common stock held indirectly through Mr. Owen's spouse and 92,000 shares of common stock underlying options.
(5)    Represents shares of common stock underlying options.
(6)    The address for Mr. Kellogg is 120 Broadway, New York, New York, 10271.
(7)    Includes 9,000 shares of common stock underlying options.
(8) Represents 380,000 shares of common stock underlying warrants and 1,589,428 shares of common stock underlying convertible promissory notes.
(9) Includes 656,000 shares of common stock underlying options, 50,000 shares of common stock that are held indirectly by Amrit Das and as to which Mr. Das disclaims beneficial ownership, and 38,202 shares of common stock that are held indirectly by Mr. Owen's spouse.

EQUITY COMPENSATION PLAN INFORMATION

         The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our equity compensation plans that existed as of March 31, 2004. The existing equity compensation plans include Research Engineers, Inc. 1996 Stock Option Plan (the "1996 Plan"), Research Engineers, Inc. 1997 Stock Option Plan (the "1997 Plan"), Research Engineers, Inc. 1998 Stock Option Plan (the "1998 Plan") netGuru, Inc. 2000 Stock Option Plan (the "2000 Plan") and netGuru, Inc. 2003 Stock Option Plan (the "2003 Plan") (together "the option plans").

                                                                                                    NUMBER OF
                                                                                               SECURITIES REMAINING
                                                                                               AVAILABLE FOR FUTURE
                                               NUMBER OF SECURITIES                           ISSUANCE UNDER EQUITY
                                                 TO BE ISSUED UPON       WEIGHTED AVERAGE       COMPENSATION PLANS
                                                    EXERCISE OF         EXERCISE PRICE OF     (EXCLUDING SECURITIES
                                                OUTSTANDING OPTIONS    OUTSTANDING OPTIONS          REFLECTED
                PLAN CATEGORY                      AND WARRANTS (1)         AND WARRANTS           IN COLUMN (a))
                -------------                  ---------------------  ----------------------  -------------------
                                                        (a)                    (b)                     (c)
Equity compensation plans approved
   by security holders                               1,927,000                $1.96                1,930,000
Equity compensation plans not approved
    by security holders                                485,000                 1.20                    --
                                                    ----------               ------               ----------
TOTAL                                                2,412,000                $1.81                1,930,000
                                                    ==========               ======               ==========

--------------------

(1) Number of shares is subject to adjustment for changes in capitalization for stock splits, stock dividends and similar events.

         The option plans permit grants of both incentive stock options and non-qualified stock options. Options under all plans generally vest over 3 years, though the vesting periods may vary from option to option, and are exercisable subject to continued employment and other conditions.

         Options outstanding under equity compensation plans at March 31, 2004, were:

                                                             WEIGHTED AVERAGE
                                                              EXERCISE PRICE
               PLAN              OPTIONS OUTSTANDING             PER SHARE
               ----              -------------------             ---------

               1996                    298,000                     $1.39
               1997                    267,000                     $1.49
               1998                    442,000                     $2.29
               2000                    920,000                     $2.12
         -----------------     ------------------------    ---------------------
              Total                    1,927,000                   $1.96
         =================     ========================    =====================

         Warrants outstanding under equity compensation plans consisted of 485,000 warrants issued in December 2003 at exercise prices ranging from $1.00 to $1.50 per share and vested immediately. The warrants were issued as consideration for strategic consulting and investor relations' services and expire 5 years from the date of grant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         As described above under the heading "Security Ownership of Certain Beneficial Owners and Management," we are a party to two credit facilities with, and have issued or may become obligated to issue certain securities to, Laurus Master Fund, Ltd. In December 2002, we entered into a Securities Purchase Agreement with Laurus, which was amended on August 4, 2003. Pursuant to that amended agreement, we issued to Laurus the 2002 Note and 2002 Warrant. The net proceeds from the note were used for general working capital. The 2002 Note, as amended, which is being amortized over a 24-month period terminating on June 30, 2005, may be repaid, at our option, in cash or through the issuance of shares our common stock under certain circumstances. In connection with this financing, we paid a $200,000 fee to an affiliate of Laurus.

         On July 31, 2003, we obtained a three-year, renewable, $4,000,000 revolving accounts receivable credit facility from Laurus. In connection with this financing, we issued to Laurus the 2003 Warrant. The balances outstanding on the 2002 Note and the 2003 Note reduce the amount available under this revolving credit facility.

         On December 4, 2003, we issued to Laurus the 2003 Note, which consisted of $900,000 that we had borrowed under the credit facility and $500,000 in additional borrowings. The net proceeds from the 2003 Note were used for general working capital. The 2003 Note matures on December 3, 2006. The fixed conversion price, upon which potential issuances of our common stock to satisfy the obligations of the 2003 Note are based, is $1.30. The 2003 Note, which is being amortized over a 36-month period terminating on December 4, 2006, may be repaid, at our option, in cash or through the issuance of shares our common stock under certain circumstances. From April 1, 2004 through November 2006, we are required to pay monthly principal payments of $30,000 plus accrued interest. On December 1, 2006, we are required to pay the entire balance of the 2003 Note plus accrued interest. In connection with this financing, we paid a $140,000 fee to an affiliate of Laurus.

         As a result of these transactions, Laurus became the beneficial owner of more than 5% of our outstanding common stock if contractual beneficial ownership and conversion limitations are disregarded.

         In October 2003, we borrowed $100,000 from Mr. Amrit Das, our chief executive officer, and issued to him a 1% interest bearing unsecured promissory note. The proceeds were used for working capital. The principal along with the accrued interest are due on or before March 31, 2005. As of March 31, 2004, the total outstanding principal balance on this note was $100,000, which is included in the current portion of our long-term debt.

         In October 2003, we borrowed $155,000 from Mr. Jyoti Chatterjee, our then president and chief operating officer, and issued to him a 1% interest bearing unsecured promissory note. The proceeds were used to pay off the telephone switch lease early in order for us to obtain title to the switch and be able to sell it. As of March 31, 2004, we had repaid the entire balance of this loan and all accrued interest in full.

         In February 2002, Mr. Amrit Das and Mr. Jyoti Chatterjee pledged some of their personal assets as collateral to finance our $500,000 telecommunications switch. In December 2003, when the telecommunications switch was sold, the collateral restrictions on their personal assets from this transaction were removed.

         In November 2000, we entered into a non-interest bearing secured loan agreement and promissory note for $85,000 with Mr. Stephen Owen, one of our officers. The loan was secured by Mr. Owen's pledge of the proceeds from the exercise and sale of his vested options. Mr. Owen repaid the balance of this loan in full in April 2003.

         In March 1999, Mr. Amrit Das personally guaranteed a term loan from a bank in India. The term loan is secured by substantially all of our assets located in India. The loan bears an annual interest of 16.6% payable monthly. The principal is payable in quarterly installments beginning June 2000 and ending March 2005. At March 31, 2004, the balance on this loan was $263,000.

         In July 2004, we granted to each of our non-employee directors an option to purchase 10,000 shares of our common stock. In addition, we granted to Mr. Stephen Owen, one of our officers, an option to purchase 7,500 shares of our common stock. The options have an exercise price of $1.45 per share (which price was the fair market value of a share of our common stock on the date of the grant), vest in three equal annual installments commencing on the first anniversary of the date of grant, which was July 7, 2004, and expire July 7, 2014.

         In August 2003, we granted to Bruce Nelson, our chief financial officer, an incentive stock option to purchase 30,000 shares of our common stock of which 15,000 shares vested immediately and 15,000 shares vested over one year. The option has an exercise price of $1.28 per share (which price was the fair market value of a share of our common stock on the date of grant, which was August 7, 2003). In July 2004, we granted to Mr. Nelson an incentive stock option to purchase 20,000 shares of our common stock. The option has an exercise price of $1.45 per share (which price was the fair market value of a share of our common stock on the date of the grant), and vested in full on the date of the grant, which was July 7, 2004, and expires July 7, 2014.

         We are a party to employment and separation agreements with related parties, as more particularly described above under the heading "Employment Agreements, Termination of Employment and Change-in-Control Arrangements." In addition, Sormistha Das, who beneficially owned 9.93% of our outstanding shares of common stock as of October 22, 2004, serves as our assistant controller.

                                   PROPOSAL 2
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         Our Audit Committee and board of directors have appointed the independent accounting firm of Haskell and White LLP ("HW") to audit our consolidated financial statements for the fiscal year ending March 31, 2005, and to conduct whatever audit functions are deemed necessary pursuant thereto. KPMG LLP ("KPMG") audited our fiscal 2004 consolidated financial statements included in our 2004 annual report to stockholders.

CHANGE IN INDEPENDENT AUDITORS

         On July 20, 2004, we notified KPMG, our then independent accountants, that we had engaged new certifying accountants, and terminated our relationship with KPMG.

         Also on July 20, 2004, we engaged HW as our new certifying accountants. We had not consulted with HW during the two most recent fiscal years and through July 20, 2004 regarding the application of accounting principles to a proposed or completed specified transaction or the type of audit opinion that might be rendered on our consolidated financial statements, where either a written report was provided or oral advice was provided that HW concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933.

         The audit reports of KPMG on our consolidated financial statements as of and for the years ended March 31, 2004 and 2003, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG's audit reports on the fiscal 2004 and 2003 consolidated financial statements made reference to the fact that we changed our method of accounting for goodwill and other intangible assets as required by Statement of Financial Accounting standards No. 142, "Goodwill and Other Intangible Assets" on April 1, 2002.

         Our decision to change accountants was approved by our Audit Committee and board of directors. In connection with the audits of the two fiscal years ended March 31, 2004, and during the subsequent interim period through July 20, 2004, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in their report on the consolidated financial statements for such years. In addition, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933. We provided KPMG with a copy of the disclosures we made in the required Form 8-K for July 20, 2004 and filed with that Form 8-K KPMG's letter to the Commission dated July 27, 2004 regarding these disclosures.

PRINCIPAL ACCOUNTING FIRM FEES

         The following table presents fees for professional audit services rendered by KPMG for the years ended March 31, 2004 and 2003.

                                                 2004                2003
                                                 ----                ----

          Audit Fees: (1)                      $235,000            $281,000

          Audit-Related Fees: (2)                ---                 ---

          Tax Fees: (3)                          ---                 ---

          All Other Fees: (4)                    ---                 ---
                                         ---------------------------------------

          Total Fees:                          $235,000           $281,000
                                         ---------------------------------------

---------------
         (1) Audit Fees: Fees for professional services performed by KPMG for the audit of our annual financial statements and review of financial statements included in our 10-QSB filings, and services that are normally provided in connection with statutory and regulatory filings or engagement, such as the filing of Form S-3 or Form S-8.

         (2) Audit-Related Fees: KPMG did not provide any audit-related services.

         (3) Tax Fees: KPMG did not provide any professional services with respect to tax compliance, such as preparation and filing of original and amended returns for us and our consolidated subsidiaries, refund claims, payment planning, tax audit assistance and tax work stemming from "Audit-Related" items.

         (4) All Other Fees: KPMG did not provide other permissible work for us that does not meet the above category descriptions.

         We anticipate that a representative of HW will be present at the annual meeting and will be given the opportunity to make a statement, if desired, and to respond to appropriate questions, if any, concerning their engagement. We do not anticipate that a representative of KPMG LLP will be present at the annual meeting.

PRE-APPROVAL POLICY

         Our Audit Committee is responsible for approving all Audit, Audit-Related, Tax and Other Non-Audit Services. The Audit Committee pre-approves all auditing services and permitted non-audit services, including all fees and terms to be performed for us by our independent auditor at the beginning of the fiscal year.

         Non-audit services are reviewed and pre-approved by project at the beginning of the fiscal year. Any additional non-audit services we contemplate after the beginning of the fiscal year are submitted to the Audit Committee chairman for pre-approval prior to engaging the independent auditor for such services. Such interim pre-approvals are reviewed with the full Audit Committee at its next meeting for ratification.

REQUIRED VOTE AND BOARD RECOMMENDATION

         The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal will constitute stockholder ratification of the appointment. If stockholder approval of this proposal is not obtained, our audit committee and board of directors may reconsider our selection of HW as our independent auditors.

                                  OTHER MATTERS

         Our board of directors knows of no other matters to be brought before the annual meeting. However, if other matters should properly come before the annual meeting, it is the intention of each of the persons named in the proxy to vote such proxy in accordance with his judgment on such matters.

                          ANNUAL REPORT ON FORM 10-KSB

         A copy of our annual report to the Securities and Exchange Commission on Form 10-KSB is being distributed to persons from whom the accompanying proxy is solicited. An additional copy of our annual report (without exhibits) will be furnished by first class mail, without charge to any person from whom the accompanying proxy is solicited upon written or oral request to Investor Relations Department, netGuru, Inc., 22700 Savi Ranch Parkway, Yorba Linda, California 92887, telephone (714) 974-2500. If exhibit copies are requested, a copying charge of $.20 per page will be made. In addition, all of our public filings, including our annual report, can be found on the Securities and Exchange Commission's Internet site at http://www.sec.gov.

                              STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, proposals by stockholders that are intended for inclusion in our proxy statement and proxy card and to be presented at our next annual meeting must be received by us no later than 120 calendar days in advance of the one-year anniversary of the date of this proxy statement in order to be considered for inclusion in our proxy materials relating to the next annual meeting. Such proposals shall be addressed to our Secretary at our corporate headquarters and may be included in next year's annual meeting proxy materials if they comply with rules and regulations of the Securities and Exchange Commission governing stockholder proposals.

         Proposals by stockholders that are not intended for inclusion in our proxy materials may be made by any stockholder who timely and completely complies with the notice procedures contained in our bylaws, was a stockholder of record at the time of giving of notice and is entitled to vote at the meeting, so long as the proposal is a proper matter for stockholder action and the stockholder otherwise complies with the provisions of our bylaws and applicable law. However, stockholder nominations of persons for election to our board of directors at a special meeting may only be made if our board of directors has determined that directors are to be elected at the special meeting.

         To be timely, a stockholder's notice regarding a proposal not intended for inclusion in our proxy materials must be delivered to our Secretary at our corporate headquarters not later than:

         o In the case of an annual meeting, the close of business on the 45th day before the first anniversary of the date on which we first mailed our proxy materials for the prior year's annual meeting of stockholders. However, if the date of the current year's meeting has changed more than 30 days from the date of the prior year's meeting, then in order for the stockholder's notice to be timely it must be delivered to our Secretary a reasonable time before we mail our proxy materials for the current year's meeting. For purposes of the preceding sentence, a "reasonable time" coincides with any adjusted deadline we publicly announce.

         o In the case of a special meeting, the close of business on the 7th day following the day on which we first publicly announce the date of the special meeting.

         Except as otherwise provided by law, if the chairperson of the meeting determines that a nomination or any business proposed to be brought before a meeting was not made or proposed in accordance with the procedures set forth in our bylaws and summarized above, the chairperson may prohibit the nomination or proposal from being presented at the meeting.

         STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                             By Order of the Board of Directors

                                             /s/ Amrit K. Das
                                             ----------------
                                             Amrit K. Das
                                             Chief Executive Officer
Yorba Linda, California
November 12, 2004

APPENDIX A

                       AMENDED AND RESTATED CHARTER OF THE

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                       OF

                                  NETGURU, INC.

                     AS AMENDED AND RESTATED OCTOBER 7, 2004

         PURPOSE

         The purpose of the Audit Committee (the "Audit Committee") of netGuru, Inc. (the "Corporation") is to assist the Board of Directors of the Corporation in fulfilling its oversight responsibilities by:

         o Serving as an independent and objective party to monitor the Corporation's financial reporting process and internal control system;

         o Reviewing and appraising the audit efforts of the Corporation's independent accountants; and

         o Providing an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

         COMPOSITION

         The Audit Committee shall consist of three or more directors as recommended by the Corporation's Nominating and Governance Committee and selected by the Board of Directors, each of whom shall be independent as and to the extent required by federal securities laws and applicable requirements of The Nasdaq SmallCap Market or the principal exchange or system on which the Corporation's common stock is traded, and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. Directors who are affiliates of the Corporation, or are officers or employees of the Corporation or of its subsidiaries, will not be considered independent.

         All members of the Audit Committee must be able to read and understand fundamental financial statements, including a corporation's balance sheet, income statement, and cash flow statement, at least one member of the Audit Committee is to have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, and at least one member of the Audit Committee shall qualify as an "audit committee financial expert" as defined by the Securities and Exchange Commission pursuant to Section 407 of the Sarbanes-Oxley Act of 2002.

                                      -A1-

         The members of the Audit Committee are to be selected by the Board of Directors and shall serve until their successors are duly elected and qualified. Unless a Chairman of the Audit Committee is elected by the full Board of Directors, the members of the Audit Committee may designate a Chairman by majority vote of the full Audit Committee membership.

         MEETINGS

         The Audit Committee shall meet on at least a quarterly basis and shall hold regular meetings as may be necessary and special meetings as may be called by the Chairman of the Audit Committee. As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or either of these groups believe should be discussed privately. The Audit Committee should meet with the independent accountants and management quarterly to review the Corporation's financial statements.

         RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

         The Corporation's independent accountants are to be ultimately accountable to the Audit Committee, and the Audit Committee shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (or nominate the outside auditor to be proposed for stockholder approval in any proxy statement).

         RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit Committee shall:

         Documents/Reports Review

         1. Review and assess the adequacy of this Charter at least annually, and otherwise as conditions dictate.

         2. Review the Corporation's annual financial statements and any reports or other financial information submitted to the Securities and Exchange Commission or the public, including any certification, report, opinion or review rendered by the independent accountants.

         3. Review with financial management and the independent accountants the Corporation's filings with the Securities and Exchange Commission on Form 10-QSB prior to their filing and prior to the release of earnings.

         4. Review and discuss with management and the independent accountants any material financial or non-financial arrangements of the Corporation that do not appear on the financial statements of the Corporation.

         INDEPENDENT ACCOUNTANTS

         1. Select the independent accountants, considering their independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants.

         2. At least annually, obtain from the independent accountants, and review and discuss with the independent accountants, a formal written statement delineating all relationships the independent accountants and their related entities have with the Corporation and its related entities, consistent with Independence Standards Board Standard No. 1 (or any successor thereto), and actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that in the independent accountants' professional judgment may reasonably be thought to bear on the objectivity and independence of the independent accountants.

                                      -A2-

         3. At least annually, obtain written confirmation from the independent accountants that, in the independent accountants' professional judgment, the independent accountants are "independent" of the Corporation within the meaning of the federal securities laws.

         4. Take or recommend that the Board of Directors take, any appropriate action to oversee the independence of the independent accountants.

         5. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

         6. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

         7. Pre-approve all auditing services to be provided by the independent accountants to the Corporation (including comfort letters in connection with securities underwriting).

         8. Pre-approve all non-audit services to be provided by the independent accountants to the Corporation unless: (a) the aggregate amount of all such non-audit services constitutes not more than 5% of the total amount of revenues paid by the Corporation to its independent accountants during the fiscal year in which the non-audit services are provided; (b) such services were not recognized by the Corporation at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved prior to completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

         9. The Audit Committee shall have the authority to delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals of audit and non-audit services. The decisions of any such member to pre-approve such services shall be presented to the full Audit Committee at its scheduled meetings.

         10. Discuss with any registered public accounting firm that performs an audit for the Corporation (1) all critical accounting policies and practices to be used, (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Corporation, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm; and (3) other material written communications between the registered public accounting firm and the management of the Corporation, such as any management letter or schedule of unadjusted differences.

         FINANCIAL REPORTING PROCESSES

         1. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.

                                      -A3-

         2. Consider the independent accountant's judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

         3. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

         4. Establish regular and separate reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

         5. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         6. Review and resolve any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

         7. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

         8. Prior to the filing of any periodic report of the Corporation under the Securities Exchange Act of 1934, receive confirmation from the Corporation's principal executive and principal accounting officers that they have disclosed to the Corporation's independent accountants and the Audit Committee:
                  (1) all significant deficiencies in the design or operation of internal controls that are reasonably likely to adversely affect the Corporation's ability to record, process, summarize, and report financial information; (2) any material weaknesses in internal controls; and (3) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal control over financing reporting.

         9. Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters.

         10. Establish procedures for the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

         ETHICAL AND LEGAL COMPLIANCE

         1. Review and approve all related-party transactions after reviewing each such transaction for potential conflicts of interest and other improprieties.

         2. The Audit Committee shall have the authority to retain and compensate such independent counsel, experts and other advisors as it determines necessary to carry out its duties.

         3. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within its scope of responsibilities and shall have the authority to retain outside advisors to assist it in the conduct of any investigation.

                                      -A4-

         4. Establish, review and update periodically one or more codes of conduct and ethics and ensure that management has established a system to enforce these codes.

         5. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

         6. Perform any other activities consistent with this Charter, the Corporation's bylaws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

                                      -A5-

APPENDIX B

                          AMENDED AND RESTATED CHARTER

                                     OF THE

                             COMPENSATION COMMITTEE

                            OF THE BOARD OF DIRECTORS

                                       OF

                                  NETGURU, INC.

                          AS ADOPTED ON OCTOBER 7, 2004

         PURPOSE

         The purpose of the Compensation Committee of netGuru, Inc. (the "Company") governed by this charter is to (i) act as administrator of the Company's various stock option plans and stock plans (collectively, the "Plans") as described in each of the Plans, (ii) review forms of compensation to be provided to the officers and employees of the Company, including stock compensation, (iii) grant options to purchase common stock of the Company to employees and executive officers of the Company and (iv) review and make recommendations to the Board of Directors regarding all forms of compensation to be provided to the directors of the Company, including stock compensation. The Compensation Committee has the authority to undertake the specific duties and responsibilities listed below and will have the authority to undertake such other specific duties as the Board of Directors from time to time prescribes.

         MEMBERSHIP

         The Compensation Committee shall consist solely of a minimum of three
(3) "non-employee directors" of the Company as such term is defined in Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The members of the Compensation Committee will be outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and will meet the independence requirements of The Nasdaq SmallCap Market or such other principal exchange or system on which the Company's common stock then trades. The members of the Compensation Committee are nominated by the Nominating and Corporate Governance Committee and appointed by and serve at the discretion of the Board of Directors.

         RESPONSIBILITIES

         The responsibilities of the Compensation Committee are set forth below:

         o The Compensation Committee shall review and make recommendations to the Board of Directors regarding the compensation policy for executive officers and directors of the Company, and such other officers of the Company as directed by the Board of Directors.

         o The Compensation Committee shall review and approve the Company's compensation policy regarding all forms of compensation (including, to the extent relevant, all "plan" compensation, as such term is defined in Item 402(a)(6) of Regulation S-B promulgated by the Securities and Exchange Commission, and all non-plan compensation) to be provided to the officers and employees of the Company.

                                      -B1-

         o The Compensation Committee shall review recommendations from the Chief Executive Officer of the Company regarding all forms of compensation (including, to the extent relevant, all "plan" compensation, as such term is defined in Item 402(a)(6) of Regulation S-B promulgated by the Securities and Exchange Commission, and all non-plan compensation) to be provided to the non-employee directors of the Company.

         o The Compensation Committee shall review and make recommendations to the Board of Directors regarding general compensation goals and guidelines for the Company's employees and officers and the criteria by which bonuses to the Company's employees and officers are determined.

         o The Compensation Committee shall review recommendations from the Chief Executive Officer of the Company regarding all bonus and stock compensation to all employees of the Company.

         o The Compensation Committee shall act as administrator (as described in each of the Plans) of the Plans within the authority delegated by the Board of Directors. In its administration of the Plans, the Compensation Committee may,
                  (i) grant stock options or stock purchase rights to individuals eligible for such grants (including grants to individuals subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") in compliance with Rule 16b-3 hereunder) and (ii) amend such stock options or stock purchase rights in accordance with the terms of the Plans.

         o The Compensation Committee shall review and make recommendations to the Board of Directors with respect to amendments to the Plans and changes in the number of shares reserved for issuance hereunder.

         o The Compensation Committee shall review and make recommendations to the Board of Directors regarding other plans that are proposed for adoption or adopted by the Company for the provision of compensation to employees of, directors of and consultants to the Company.

         o The Compensation Committee shall prepare a report, if required, (to be included in the Company's proxy statement) that describes: (a) the criteria on which compensation paid to the Chief Executive Officer for the last completed fiscal year is based; (b) the relationship of such compensation to the Company's performance; and (c) the Compensation Committee's executive compensation policies applicable to executive officers.

         o The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed charges to the Board of Directors for approval.

         MEETINGS

         It is anticipated that the Compensation Committee will meet at least twice each year. However, the Compensation Committee may establish its own schedule, which it will provide to the Board of Directors in advance. At a minimum of one of such meetings annually, the Compensation Committee will consider stock plans, performance goals and incentive awards, and the overall coverage and composition of the compensation package.

                                      -B2-

         MINUTES

         The Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

         REPORTS

         The Compensation Committee will provide written reports to the Board of Directors of the Company regarding recommendations of the Compensation Committee submitted to the Board of Directors for action, and copies of the written minutes of its meetings.

                                      -B3-

APPENDIX C

                       AMENDED AND RESTATED CHARTER OF THE

                  NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

                            OF THE BOARD OF DIRECTORS

                                       OF

                                  NETGURU, INC.

                           AS ADOPTED OCTOBER 7, 2004

         PURPOSE

         The primary responsibilities of the Nominating and Corporate Governance Committee ("Committee") of the Board of Directors ("Board") of netGuru, Inc. ("Company") are to (i) identify individuals qualified to become Board members;
(ii) select, or recommend to the Board, director nominees for each election of directors; (iii) develop and recommend to the Board criteria for selecting qualified director candidates; (iv) consider committee member qualifications, appointment and removal; (v) recommend corporate governance principles applicable to the Company; and (vi) provide oversight in the evaluation of the Board and each committee.

         COMPOSITION

         The Committee shall be comprised of two or more directors, each of whom shall satisfy the independence requirements established by the rules governing companies listed on Nasdaq or the principal exchange or system on which the Corporation's common stock is traded. The members of the Committee shall be appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be removed or replaced by the Board. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership. The Committee may, from time to time, delegate duties or responsibilities to subcommittees or to one member of the Committee.

         A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee.

         The Committee shall have the authority to obtain advice or assistance from consultants, legal counsel, accounting or other advisors as appropriate to perform its duties hereunder, and to determine the terms, costs and fees for such engagements. Without limitation, the Committee shall have the sole authority to retain or terminate any search firm to be used to identify director candidates and to determine and approve the terms, costs and fees for such engagements. The fees and costs of any consultant or advisor engaged by the Committee to assist the Committee in performing its duties hereunder shall be borne by the Company.

                                      -C1-

         MEETINGS

         The Committee shall meet as often as it deems necessary to fulfill its responsibilities hereunder, and may meet with management or individual directors at any time it deems appropriate to discuss any matters before the Committee.

         The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

         Responsibilities and Authority

         To fulfill its responsibilities and duties hereunder, the Committee shall:

         a. Nominating Functions

         i. Evaluate and select, or recommend to the Board, director nominees for each election of directors, except that if the Company is at any time legally required by contract or otherwise to provide any third party with the ability to nominate a director, the Committee need not evaluate or propose such nomination, unless required by contract or requested by the Board.

         ii. Determine criteria for selecting new directors, including desired board skills and attributes, and identify and actively seek individuals qualified to become directors.

         iii. Consider any nominations of director candidates validly made by stockholders.

         iv. Review and make recommendations to the Board concerning qualifications, appointment and removal of committee members.

         b. CORPORATE GOVERNANCE FUNCTIONS

         i. Develop, recommend for Board approval, and review on an ongoing basis the adequacy of, the corporate governance principles applicable to the Company. Such principles may include director qualification standards, director responsibilities, committee responsibilities, director access to management and independent advisors, director compensation, director orientation and continuing education, management succession and annual performance evaluation of the Board and committees.

         ii. Provide for and review prompt disclosure to the public of any change in, or waiver of, the Company's codes of conduct and ethics, and review the codes periodically and recommend changes to the codes as the Committee shall deem appropriate, and adopt procedures for monitoring and enforcing compliance with the codes.

         iii. Review, at least annually, the Company's compliance with the corporate governance listing requirements of Nasdaq or such other principal exchange or system on which the Company's common stock is traded, and report to the Board regarding the same.

         iv. Assist the Board in developing criteria for the evaluation of Board and committee performance.

         v. Evaluate the Committee's own performance on an annual basis.

         vi. Develop orientation materials for new directors and corporate governance-related continuing education for all Board members.

                                      -C2-

         vii. Make regular reports to the Board regarding the foregoing.

         viii. Review and reassess the adequacy of this Charter as appropriate and recommend any proposed changes to the Board for approval.

         ix. Perform any other activities consistent with this Charter, the Company's bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

                                      -C3-

                                  NETGURU, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                       2004 ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD DECEMBER 13, 2004

         The undersigned stockholder of netGuru, Inc. ("Company") hereby constitutes and appoints Amrit K. Das and Santanu K. Das, and either of them individually, with the power to appoint his substitution as attorney, agent and proxy, to appear, attend and vote, all of the shares of common stock of the Company standing in the name of the undersigned on the record date at the 2004 Annual Meeting of Stockholders of the Company to be held at the Company's offices located at 22700 Savi Ranch Parkway, Yorba Linda, California 92887, on December 13, 2004, at 10:00 a.m. local time, and at any adjournments and postponements thereof, upon the proposals listed on the reverse side and in the discretion of the proxy holder on such other business as may properly come before the meeting, or any adjournments or postponements thereof.

                (Continued and to be signed on the reverse side)

                                      -D1-

                        ANNUAL MEETING OF STOCKHOLDERS OF

                                  NETGURU, INC.

                                DECEMBER 13, 2004

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.
________________________________________________________________________________

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL
          NOMINEES" FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2.

   PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
                YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
________________________________________________________________________________

1.       To elect five nominees to the board of directors as follows:

                                                    NOMINEES:
[ ]   FOR ALL NOMINEES                              0 Amrit K. Das
                                                    0 Santanu K. Das
[ ]   WITHHOLD AUTHORITY                            0 Benedict A. Eazzetta
      FOR ALL NOMINEES                              0 D. Dean McCormick III
                                                    0 Stanley W. Corbett
[ ]   FOR ALL EXCEPT
      (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [X]

2. To consider and vote upon a proposal to ratify the appointment of Haskell & White LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending March 31, 2005.

         IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

________________________________________________________________________________

To change the address on your account, please check the box at right and [ ] indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

________________________________________________________________________________
Signature of Stockholder                                     Date:
                         -----------------------------------      --------------
Signature of Stockholder                                     Date:
                         -----------------------------------      --------------

         NOTE: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                      -D2-